MANNING & NAPIER FUND, INC.

(the “Fund”)

Rainier International Discovery Series – Class I, S, W and Z

(the “Series”)

Supplement dated October 28, 2026 to the

Statement of Additional Information for the Series dated March 1, 2026 (the “SAI”).

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective October 23, 2026, the portfolio management team of the Series changed as follows:

1.	Badan Tuladhar became a member of the Series’ portfolio management team.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

1.	The information relating to Mr. Tuladhar is hereby added alphabetically to the first table in the “Portfolio Managers” section of the SAI:

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Aggregate Dollar Range of Equity Securities Beneficially Owned By the Portfolio Manager in All Manning & Napier Fund Series*
Badan Tuladhar, Senior International Research Analyst**	Member of the Rainier Portfolio Management Team	Equity Series – between $10,001 and $50,000 Pro-Blend Moderate Term Series – between $10,001 and $50,000 Rainier International Discovery Series – between $100,001 and $500,000	Between $100,001 and $500,000

* Dollar ranges do not reflect interests owned by a Portfolio Manager in collective investment trust funds managed by the Advisor, which may have investment objectives, policies and strategies substantially similar to those of a series of the Fund.

** Holdings information as of September 30, 2026.

2.	The information relating to Rainer under the “Compensation” header in the “Portfolio Managers” section of the SAI is hereby deleted and replaced with the following:

Rainier. The portfolio managers of the Rainier International Discovery Series are compensated by the Sub-Advisor. The portfolio managers receive a fixed base salary, as well as a bonus based on the profitability of the portfolio managers’ strategy, and the investment performance over a period of up to five years of (i) the strategy relative to its benchmark on a net of fees basis and (ii) the Rainier International Discovery Series relative to the performance of competing funds based on information developed by a third party.

3.	The information relating to Mr. Tuladhar is hereby added alphabetically to the “Management of Other Portfolios” table in the “Portfolio Managers” section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Badan Tuladhar ***	0	$0	0	$0	0	$0

* At times assets of the Other Accounts in column 3 may be invested in series of the Fund.

*** Information as of September 30, 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN SAI Supp 10.28.2026